UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2016

EnergyTek Corp.
(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 E. Redfield Road, Suite 100 Building A Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (480) 663-8118

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm

On October 7, 2016, EnergyTek Corp. (the "Company") notified John Scrudato CPA (the "Former Auditor") of his dismissal, effective October 10, 2016, as the Company's independent registered public accountant.  The Former Auditor served as the auditor of the Company's financial statements for the period from February 23, 2011 through October 10, 2016.

The reports of the Former Auditor on the Company's consolidated financial statements for the Company's fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.  The decision to change accountants was approved by the Company's Board of Directors.

From February 23, 2011 through October 10, 2016, the period during which the Former Auditor was engaged as the Company's independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no "reportable events" as such term is described in Item 304 of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of October 14, 2016 is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On October 14, 2016, Berkower LLC (the "New Auditor") was appointed to serve as the Company's new independent registered public accounting firm, effective October 14, 2016.  The engagement of the New Auditor as the Company's new independent registered public accounting firm was approved by the Company's Board of Directors.

During the Company's two most recent fiscal years and any subsequent interim period prior to the New Auditor's engagement as the Company's new independent registered public accounting firm, the Company did not consult with the New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a reportable event as such term is described in Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

16.1	Former Auditor Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2016	EnergyTek Corp. By: /s/ Jonathan R. Read Name: Jonathan R. Read Title: Chief Executive Officer